Exhibit 10.2

ASSIGNMENT OF RIGHTS

(Henderson Beach, Destin, FL)

THIS ASSIGNMENT AGREEMENT (the “Assignment”) is made as of the 22nd day of February, 2016 by and between BLUEROCK REAL ESTATE, L.L.C. (the “Assignor”) and BLUEROCK RESIDENTIAL GROWTH REIT, INC., through its direct and indirect subsidiaries, BR Henderson Beach, LLC and BRG Henderson Beach, LLC (collectively the “Assignee”).

WITNESSETH:

WHEREAS, Assignor as buyer and AHB Apartments, LLC as seller entered into that certain Real Estate Purchase Agreement dated January 22, 2016 (the “Purchase Contract”) to acquire the Property as defined in the Purchase Contract); and

WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest in, to and under the Purchase Contract.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns to the Assignee, all of its right, title and interest in, to and under the Purchase Contract, and Assignee hereby accepts the same and assumes all of Assignor’s obligations under the Purchase Contract.

Assignee acknowledges that Assignor has previously deposited the sum of $500,000.00 under the Purchase Contract, which amount Assignee will promptly reimburse to Assignor in connection with this Assignment. Assignee shall make any additional deposits and payments required the Purchase Contract and, at closing shall further reimburse Assignor for any other reasonable and actually incurred costs or expenses incurred in connection with the Purchase Contract.

The recitals contained above are hereby incorporated herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year written above.

ASSIGNOR:
BLUEROCK REAL ESTATE, L.L.C.,

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Title:	Authorized Signatory

ASSIGNEE:
BR Henderson Beach, LLC,
a Delaware limited liability company

By:	BRG Henderson Beach, LLC,
a Delaware limited liability company,
its sole member

By:	BLUEROCK RESIDENTIAL HOLDINGS, L.P.,
Its sole member

	By:	/s/ Michael Konig
	Name:	Michael Konig
	Title:	COO, Secretary and General Counsel

BRG Henderson Beach, LLC,
a Delaware limited liability company

By:	BLUEROCK RESIDENTIAL HOLDINGS, L.P.,
Its sole member

	By:	/s/ Michael Konig
	Name:	Michael Konig
	Title:	COO, Secretary and General Counsel